UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 24, 2016

STRATTEC SECURITY CORPORATION
(Exact name of registrant as specified in charter)

Wisconsin
(State or other jurisdiction of incorporation)

0-25150	39-1804239
(Commission File Number)	(I.R.S. Employer I.D. Number)

3333 West Good Hope Road Milwaukee, WI	53209
(Address of Principal Executive Offices)	(Zip Code)

(414) 247-3333
(Registrant's telephone number; including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

Effective as of June 24, 2016, STRATTEC SECURITY CORPORATION (the "Company"), entered into a third amendment (the "Third Amendment") to its August 1, 2011 Credit Agreement, as previously amended by an Amendment No. 1 dated as of December 27, 2013 and an Amendment No. 2 dated June 25, 2015 (collectively, the "STRATTEC Credit Agreement"), with BMO Harris Bank N.A., as lender.  The Third Amendment extends the term of the STRATTEC Credit Agreement through August 1, 2019.

The Third Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 2 - Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

As described above under Item 1.01, on June 24, 2016, the Company entered into an amendment to its credit agreement with BMO Harris Bank N.A. extending the term of the credit facility.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit 99.1 – Amendment No. 3 to Credit Agreement, dated as of June 24, 2016, between STRATTEC SECURITY CORPORATION and BMO Harris Bank N.A., as lender.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATTEC SECURITY CORPORATION
Date: June 24, 2016
	By:	/s/ Patrick J. Hansen
Patrick J. Hansen, Senior Vice President and
Chief Financial Officer